EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report of Torotel, Inc. (the “Company”) on Form 10-QSB for the period ending January 31, 2008, as filed with the Securities and Exchange Commission on the date hereof, I, H. James Serrone, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)            The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ H. James Serrone

H. James Serrone
Chief Financial Officer
March 17, 2008